JPMMT2006-A3

J.P. Morgan Securities Inc.

251 records

POOL2

Summary Statistics

Number of Recievables: 251

Aggregate Current Balance: $150,180,690.85

Range of Current Balance: $242,500.41 to $1,500,000.00

Average Current Balance: $598,329.45

Aggregate Original Balance: $150,939,829

Range of Original Balances: $420,000.00 to $1,500,000.00

Average Original Balance: $601,354

Weighted Average Original Coupon: 5.938%

Range of Original Coupons: 4.25% to 7.63%

Weighted Average Current Coupon: 5.939%

Range of Current Coupons: 4.25% to 7.63%

Weighted Average Margin: 2.260%

Range of Margins: 2.00% to 3.75%

Weighted Average Servicing Fee: 0.2827%

Range of Servicing Fees: 0.2500% to 0.3750%

Weighted Average LPMI: 0.490%

Range of LPMI: 0.00% to 0.49%

Weighted Average Current Net Coupon: 5.655%

Range of Current Net Coupons: 4.00% to 7.38%

Weighted Average Maximum Rate: 10.947%

Range of Maximum Rates: 9.25% to 12.63%

Weighted Average Months to Roll: 57

Weighted Average Stated Original Term: 360.00 months Range of Stated Original Term: 360 months to 360 months

Weighted Average Stated Remaining Term: 357.37 months Range of Stated Remaining Term: 344 months to 360 months

Weighted Average Stated Original IO Term: 71.33 months Range of Stated Original IO Term: 0 months to 120 months

Weighted Average Effective Original LTV: 74.20% Percent Purchase: 69.6%

Percent Cash-Out Refinance: 17.6%

Percent Owner Occupied: 89.9%

Percent Single Family - PUD: 87.2%

Percent Conforming Balance: 0.0%

Percent Interest Only: 85.1%

Percent with Securities Pledge: 0.0%

Weighted Average FICO Score: 732.7

Top 5 States: CA(42%),FL(9%),VA(8%),NJ(5%),MD(5%)

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the i ld

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JPMMT2006-A3 J.P. Morgan Securities Inc.

251 records

POOL2

Servicer	Number Of Principal	Aggregate Current Receivables Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Chase	101	61,097,121.64	40.68	610,295	61,639,798	5.941	5.691	2.260	10.959	57	360.0	356.8	73.82	17.7	77.4	729.7
Countrywide	88	49,251,843.83	32.80	559,824	49,264,486	6.107	5.853	2.279	11.107	58	360.0	358.1	76.57	16.3	93.2	732.1
PHH	41	27,628,288.08	18.40	678,748	27,828,677	5.685	5.313	2.231	10.685	58	360.0	358.2	69.78	15.4	83.1	733.5
Suntrust	21	12,203,437.30	8.13	581,279	12,206,868	5.832	5.457	2.250	10.832	55	360.0	355.2	76.58	27.6	96.3	747.8
Total:	251	150,180,690.85	100.00	601,354	150,939,829	5.939	5.655	2.260	10.947	57	360.0	357.4	74.20	17.6	85.1	732.7

Product Type	Number Of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
5 Year ARM	251	150,180,690.85	100.00	601,354	150,939,829	5.939	5.655	2.260	10.947	57	360.0	357.4	74.20	17.6	85.1	732.7
Total:	251	150,180,690.85	100.00	601,354	150,939,829	5.939	5.655	2.260	10.947	57	360.0	357.4	74.20	17.6	85.1	732.7

Index Type	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Libor - 6 Month	2	2,140,712.50	1.43	1,070,356	2,140,713	5.765	5.390	2.000	10.765	57	360.0	357.2	72.52	0.0	100.0	696.0
Libor - 1 Year	249	148,039,978.35	98.57	597,587	148,799,116	5.942	5.659	2.264	10.949	57	360.0	357.4	74.23	17.9	84.9	733.2
Total:	251	150,180,690.85	100.00	601,354	150,939,829	5.939	5.655	2.260	10.947	57	360.0	357.4	74.20	17.6	85.1	732.7

Interest Only	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Yes	215	127,868,971.26	85.14	597,462	128,454,353	5.953	5.668	2.259	10.961	57	360.0	357.4	74.66	15.8	100.0	732.7
No	36	22,311,719.58	14.86	624,597	22,485,476	5.864	5.585	2.265	10.864	57	360.0	357.0	71.55	28.1	0.0	732.6
Total:	251	150,180,690.85	100.00	601,354	150,939,829	5.939	5.655	2.260	10.947	57	360.0	357.4	74.20	17.6	85.1	732.7

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

251 records

POOL2

Original Rates (%)	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
4.001 to 4.250	1	559,984.92	0.37	559,992	559,992	4.250	4.000	2.250	9.250	57	360.0	357.0	80.00	0.0	100.0	695.0
4.251 to 4.500	1	538,400.00	0.36	540,000	540,000	4.500	4.250	2.250	9.500	44	360.0	344.0	77.25	0.0	100.0	700.0
4.501 to 4.750	1	935,322.94	0.62	1,000,000	1,000,000	4.750	4.500	2.250	9.750	52	360.0	352.0	51.28	100.0	0.0	756.0
4.751 to 5.000	2	1,196,381.04	0.80	635,157	1,270,313	4.917	4.667	2.250	9.917	55	360.0	355.3	62.98	0.0	66.3	689.3
5.001 to 5.250	12	7,956,576.01	5.30	674,027	8,088,323	5.168	4.849	2.250	10.168	57	360.0	356.5	70.92	0.0	93.2	739.6
5.251 to 5.500	24	15,545,935.83	10.35	653,177	15,676,242	5.428	5.128	2.250	10.428	55	360.0	355.4	73.85	18.4	88.0	726.9
5.501 to 5.750	37	23,843,797.44	15.88	644,677	23,853,039	5.708	5.405	2.262	10.753	57	360.0	357.0	74.16	11.3	75.7	734.7
5.751 to 6.000	75	41,706,425.04	27.77	558,964	41,922,328	5.910	5.622	2.246	10.910	58	360.0	357.9	74.43	23.5	84.5	734.4
6.001 to 6.250	49	28,926,467.54	19.26	591,159	28,966,806	6.197	5.930	2.250	11.197	58	360.0	358.1	73.92	20.0	87.3	727.7
6.251 to 6.500	35	20,448,904.58	13.62	586,838	20,539,344	6.419	6.154	2.317	11.419	58	360.0	357.9	76.24	15.8	91.4	742.7
6.501 to 6.750	9	5,598,045.50	3.73	622,110	5,598,991	6.698	6.426	2.250	11.698	58	360.0	358.5	76.19	11.4	84.2	732.6
6.751 to 7.000	3	1,929,000.00	1.28	643,000	1,929,000	6.907	6.657	2.250	11.907	58	360.0	358.2	75.48	25.4	100.0	700.2
7.001 to 7.250	1	467,450.00	0.31	467,450	467,450	7.250	7.000	2.250	12.250	58	360.0	358.0	79.99	0.0	100.0	727.0
7.501 to 7.750	1	528,000.00	0.35	528,000	528,000	7.625	7.375	2.250	12.625	58	360.0	358.0	80.00	0.0	100.0	723.0
Total:	251	150,180,690.85	100.00	601,354	150,939,829	5.939	5.655	2.260	10.947	57	360.0	357.4	74.20	17.6	85.1	732.7
Minimum: 4.2500
Maximum: 7.6250
Weighted Average: 5.9376

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

251 records

POOL2

Net Rates (%)	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
3.751 to 4.000	1	559,984.92	0.37	559,992	559,992	4.250	4.000	2.250	9.250	57	360.0	357.0	80.00	0.0	100.0	695.0
4.001 to 4.250	1	538,400.00	0.36	540,000	540,000	4.500	4.250	2.250	9.500	44	360.0	344.0	77.25	0.0	100.0	700.0
4.251 to 4.500	1	935,322.94	0.62	1,000,000	1,000,000	4.750	4.500	2.250	9.750	52	360.0	352.0	51.28	100.0	0.0	756.0
4.501 to 4.750	5	3,660,844.04	2.44	746,955	3,734,776	5.027	4.693	2.250	10.027	56	360.0	356.3	60.26	0.0	74.1	716.7
4.751 to 5.000	15	10,005,663.01	6.66	675,827	10,137,410	5.273	4.943	2.250	10.273	56	360.0	356.1	75.81	6.0	100.0	737.9
5.001 to 5.250	23	14,183,586.83	9.44	622,343	14,313,893	5.493	5.200	2.250	10.493	56	360.0	355.8	74.03	16.0	86.8	723.4
5.251 to 5.500	44	27,735,279.59	18.47	635,085	27,943,751	5.757	5.443	2.252	10.795	57	360.0	357.2	72.94	13.3	72.1	735.8
5.501 to 5.750	67	36,695,091.89	24.43	547,937	36,711,766	5.934	5.653	2.259	10.934	58	360.0	357.9	75.51	26.6	86.5	734.1
5.751 to 6.000	47	27,968,117.54	18.62	595,925	28,008,456	6.208	5.944	2.250	11.208	58	360.0	358.0	73.84	18.9	88.5	729.3
6.001 to 6.250	34	19,823,111.86	13.20	585,716	19,914,344	6.426	6.173	2.306	11.426	58	360.0	357.9	75.92	14.2	88.8	742.2
6.251 to 6.500	8	5,150,838.22	3.43	643,874	5,150,991	6.704	6.441	2.250	11.704	59	360.0	358.6	75.86	12.4	91.5	731.8
6.501 to 6.750	3	1,929,000.00	1.28	643,000	1,929,000	6.907	6.657	2.250	11.907	58	360.0	358.2	75.48	25.4	100.0	700.2
6.751 to 7.000	1	467,450.00	0.31	467,450	467,450	7.250	7.000	2.250	12.250	58	360.0	358.0	79.99	0.0	100.0	727.0
7.251 to 7.500	1	528,000.00	0.35	528,000	528,000	7.625	7.375	2.250	12.625	58	360.0	358.0	80.00	0.0	100.0	723.0
Total:	251	150,180,690.85	100.00	601,354	150,939,829	5.939	5.655	2.260	10.947	57	360.0	357.4	74.20	17.6	85.1	732.7
Minimum: 4.0000
Maximum: 7.3750
Weighted Average: 5.6553

First Payment Date	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
2005	38	23,540,065.01	15.67	635,724	24,157,523	5.509	5.226	2.271	10.535	53	360.0	353.0	74.92	23.1	74.1	719.2
2006	213	126,640,625.84	84.33	595,222	126,782,306	6.019	5.735	2.258	11.023	58	360.0	358.2	74.07	16.6	87.2	735.1
Total:	251	150,180,690.85	100.00	601,354	150,939,829	5.939	5.655	2.260	10.947	57	360.0	357.4	74.20	17.6	85.1	732.7
Minimum: 2005-01-01
Maximum: 2006-05-01
Weighted Average: 2006-02-11

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

251 records

POOL2

Maturity Date	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
2034	1	538,400.00	0.36	540,000	540,000	4.500	4.250	2.250	9.500	44	360.0	344.0	77.25	0.0	100.0	700.0
2035	56	34,254,118.31	22.81	625,149	35,008,348	5.660	5.368	2.291	10.691	54	360.0	354.1	74.66	18.6	82.2	722.7
2036	194	115,388,172.54	76.83	594,801	115,391,480	6.029	5.747	2.251	11.029	58	360.0	358.4	74.05	17.4	86.0	735.8
Total:	251	150,180,690.85	100.00	601,354	150,939,829	5.939	5.655	2.260	10.947	57	360.0	357.4	74.20	17.6	85.1	732.7
Minimum: 2034-12-01
Maximum: 2036-04-01
Weighted Average: 2036-01-12

Next Rate Adjustment Date	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
2009	1	538,400.00	0.36	540,000	540,000	4.500	4.250	2.250	9.500	44	360.0	344.0	77.25	0.0	100.0	700.0
2010	56	34,254,118.31	22.81	625,149	35,008,348	5.660	5.368	2.291	10.691	54	360.0	354.1	74.66	18.6	82.2	722.7
2011	194	115,388,172.54	76.83	594,801	115,391,480	6.029	5.747	2.251	11.029	58	360.0	358.4	74.05	17.4	86.0	735.8
Total:	251	150,180,690.85	100.00	601,354	150,939,829	5.939	5.655	2.260	10.947	57	360.0	357.4	74.20	17.6	85.1	732.7
Minimum: 2009-12-01
Maximum: 2011-04-01
Weighted Average: 2011-01-12

Original Term	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
360	251	150,180,690.85	100.00	601,354	150,939,829	5.939	5.655	2.260	10.947	57	360.0	357.4	74.20	17.6	85.1	732.7
Total:	251	150,180,690.85	100.00	601,354	150,939,829	5.939	5.655	2.260	10.947	57	360.0	357.4	74.20	17.6	85.1	732.7
Minimum: 360
Maximum: 360
Weighted Average: 360.0

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

251 records

POOL2

Seasoning	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
<= 0	10	6,875,133.00	4.58	686,313	6,863,133	5.814	5.530	2.250	10.814	60	360.0	360.0	66.03	17.1	70.5	752.1
1 to 3	184	108,513,039.54	72.25	589,828	108,528,347	6.043	5.761	2.251	11.043	58	360.0	358.3	74.56	17.5	86.9	734.7
4 to 6	40	23,319,204.35	15.53	596,243	23,849,738	5.759	5.465	2.295	10.805	55	360.0	355.2	74.49	16.0	86.2	718.0
7 to 9	13	8,746,938.30	5.82	688,893	8,955,610	5.403	5.112	2.250	10.403	52	360.0	352.4	72.30	30.0	82.1	734.0
10 to 12	2	1,767,975.65	1.18	891,500	1,783,000	5.750	5.500	2.437	10.750	50	360.0	350.0	87.34	0.0	25.2	731.3
13 to 15	1	420,000.00	0.28	420,000	420,000	5.125	4.750	2.250	10.125	46	360.0	346.0	80.00	0.0	100.0	728.0
16 to 18	1	538,400.00	0.36	540,000	540,000	4.500	4.250	2.250	9.500	44	360.0	344.0	77.25	0.0	100.0	700.0
Total:	251	150,180,690.85	100.00	601,354	150,939,829	5.939	5.655	2.260	10.947	57	360.0	357.4	74.20	17.6	85.1	732.7
Minimum: 0
Maximum: 16
Weighted Average: 2.8

Remaining Term to Stated Maturity	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
343 to 348	2	958,400.00	0.64	480,000	960,000	4.774	4.469	2.250	9.774	45	360.0	344.9	78.46	0.0	100.0	712.3
349 to 354	26	16,672,587.44	11.10	652,536	16,965,923	5.509	5.232	2.279	10.546	53	360.0	352.8	74.18	26.4	71.9	719.0
355 to 360	223	132,549,703.40	88.26	596,475	133,013,906	6.002	5.717	2.258	11.005	58	360.0	358.0	74.17	16.7	86.7	734.5
Total:	251	150,180,690.85	100.00	601,354	150,939,829	5.939	5.655	2.260	10.947	57	360.0	357.4	74.20	17.6	85.1	732.7
Minimum: 344
Maximum: 360
Weighted Average: 357.4

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

251 records

POOL2

Original Principal Balance ($)	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
400,001 to 500,000	95	43,267,359.42	28.81	458,781	43,584,211	5.975	5.694	2.260	10.986	57	360.0	357.4	77.18	19.3	87.5	732.5
500,001 to 600,000	63	34,512,807.92	22.98	547,881	34,516,512	5.958	5.677	2.250	10.958	58	360.0	357.7	76.45	22.3	84.0	727.2
600,001 to 700,000	46	29,657,454.42	19.75	648,018	29,808,819	6.021	5.751	2.255	11.041	57	360.0	357.3	74.35	17.5	89.0	738.5
700,001 to 800,000	21	15,573,584.59	10.37	743,592	15,615,423	5.918	5.627	2.321	10.918	58	360.0	357.8	66.45	19.6	79.9	726.9
800,001 to 900,000	5	4,227,937.19	2.82	865,943	4,329,713	5.747	5.471	2.199	10.747	57	360.0	357.0	70.17	0.0	80.0	733.1
900,001 to 1,000,000	8	7,697,263.54	5.13	970,494	7,763,950	5.909	5.596	2.250	10.909	57	360.0	357.3	68.53	12.2	63.2	754.1
1,000,001 to 1,100,000	7	7,469,008.12	4.97	1,075,843	7,530,901	5.720	5.417	2.250	10.720	56	360.0	356.4	72.59	0.0	100.0	717.0
1,100,001 to 1,200,000	1	1,200,000.00	0.80	1,200,000	1,200,000	5.250	4.875	2.250	10.250	60	360.0	360.0	74.71	0.0	100.0	804.0
1,200,001 to 1,300,000	3	3,752,000.00	2.50	1,250,667	3,752,000	6.163	5.871	2.165	11.163	57	360.0	357.0	72.81	33.1	100.0	725.8
1,300,001 to 1,400,000	1	1,323,275.65	0.88	1,338,300	1,338,300	5.750	5.500	2.500	10.750	50	360.0	350.0	90.00	0.0	0.0	731.0
1,400,001 to 1,500,000	1	1,500,000.00	1.00	1,500,000	1,500,000	5.052	4.677	2.250	10.052	59	360.0	359.0	51.72	0.0	100.0	736.0
Total:	251	150,180,690.85	100.00	601,354	150,939,829	5.939	5.655	2.260	10.947	57	360.0	357.4	74.20	17.6	85.1	732.7
Minimum: 420,000.00
Maximum: 1,500,000.00
Average: 601,353.90
Total: 150,939,828.91

Current Principal Balance ($)	Number Of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
200,000.01 to 300,000.00	1	242,500.41	0.16	440,000	440,000	5.875	5.500	2.250	10.875	55	360.0	355.0	80.00	0.0	100.0	755.0
400,000.01 to 500,000.00	94	43,024,859.01	28.65	458,981	43,144,211	5.975	5.695	2.260	10.986	57	360.0	357.4	77.16	19.4	87.4	732.4
500,000.01 to 600,000.00	64	35,084,019.43	23.36	548,798	35,123,062	5.963	5.682	2.250	10.963	58	360.0	357.6	76.51	22.0	84.3	726.1
600,000.01 to 700,000.00	46	29,761,578.77	19.82	650,388	29,917,869	5.999	5.729	2.255	11.019	57	360.0	357.3	74.37	17.4	89.0	738.5
700,000.01 to 800,000.00	21	15,691,645.68	10.45	749,549	15,740,523	5.894	5.603	2.321	10.894	58	360.0	357.8	64.87	19.4	80.1	729.1
800,000.01 to 900,000.00	4	3,434,540.23	2.29	872,253	3,489,013	5.948	5.666	2.187	10.948	57	360.0	357.3	75.58	0.0	75.4	735.4
900,000.01 to 1,000,000.00	8	7,697,263.54	5.13	970,494	7,763,950	5.909	5.596	2.250	10.909	57	360.0	357.3	68.53	12.2	63.2	754.1
1,000,000.01 to 1,100,000.00	7	7,469,008.12	4.97	1,075,843	7,530,901	5.720	5.417	2.250	10.720	56	360.0	356.4	72.59	0.0	100.0	717.0
1,100,000.01 to 1,200,000.00	1	1,200,000.00	0.80	1,200,000	1,200,000	5.250	4.875	2.250	10.250	60	360.0	360.0	74.71	0.0	100.0	804.0
1,200,000.01 to 1,300,000.00	3	3,752,000.00	2.50	1,250,667	3,752,000	6.163	5.871	2.165	11.163	57	360.0	357.0	72.81	33.1	100.0	725.8
1,300,000.01 to 1,400,000.00	1	1,323,275.65	0.88	1,338,300	1,338,300	5.750	5.500	2.500	10.750	50	360.0	350.0	90.00	0.0	0.0	731.0
1,400,000.01 to 1,500,000.00	1	1,500,000.00	1.00	1,500,000	1,500,000	5.052	4.677	2.250	10.052	59	360.0	359.0	51.72	0.0	100.0	736.0
Total:	251	150,180,690.85	100.00	601,354	150,939,829	5.939	5.655	2.260	10.947	57	360.0	357.4	74.20	17.6	85.1	732.7
Minimum: 242,500.41
Maximum: 1,500,000.00
Average: 598,329.45

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

251 records

POOL2

Original Effective Loan-to-Value Ratio (%)	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
20.01 to 30.00	2	1,544,240.93	1.03	772,500	1,545,000	6.069	5.694	2.250	11.069	58	360.0	358.5	26.53	51.8	48.2	756.4
30.01 to 40.00	1	500,000.00	0.33	500,000	500,000	6.125	5.875	2.250	11.125	58	360.0	358.0	39.22	100.0	100.0	765.0
40.01 to 50.00	7	4,967,100.56	3.31	716,059	5,012,413	5.645	5.377	2.250	10.645	58	360.0	357.7	47.12	39.0	67.5	722.3
50.01 to 60.00	8	6,442,353.13	4.29	813,444	6,507,550	5.577	5.254	2.250	10.577	58	360.0	357.7	55.11	39.4	76.6	736.5
60.01 to 70.00	41	26,347,382.48	17.54	644,201	26,412,238	5.970	5.692	2.284	10.970	58	360.0	357.5	66.33	33.7	81.7	719.6
70.01 to 80.00	184	105,787,426.44	70.44	577,858	106,325,865	5.970	5.687	2.250	10.980	57	360.0	357.4	78.80	9.8	90.2	736.7
80.01 to 90.00	7	4,189,203.22	2.79	601,021	4,207,150	5.909	5.609	2.392	10.909	55	360.0	355.2	88.91	33.6	33.6	716.4
90.01 to 100.00	1	402,984.09	0.27	429,613	429,613	5.000	4.750	2.250	10.000	54	360.0	354.0	95.00	0.0	0.0	623.0
Total:	251	150,180,690.85	100.00	601,354	150,939,829	5.939	5.655	2.260	10.947	57	360.0	357.4	74.20	17.6	85.1	732.7
Minimum: 23.21
Maximum: 95.00
Weighted Average by Original Balance: 74.20

PMI Company (LTV > 80)	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
TBD	3	2,324,919.99	50.63	780,167	2,340,500	5.878	5.628	2.392	10.878	54	360.0	353.6	89.85	0.0	0.0	727.1
United Guaranty Insurance	1	514,000.00	11.19	514,000	514,000	5.500	5.250	2.250	10.500	59	360.0	359.0	82.24	100.0	100.0	705.0
Mtge Guaranty Insurance Corp.	1	467,900.00	10.19	467,900	467,900	6.125	5.875	2.250	11.125	57	360.0	357.0	89.98	100.0	100.0	686.0
General Electric	1	457,383.23	9.96	459,750	459,750	5.875	5.625	2.250	10.875	54	360.0	354.0	89.99	0.0	0.0	755.0
Republic Mtge Ins Co	1	425,000.00	9.25	425,000	425,000	6.375	5.635	2.875	11.375	58	360.0	358.0	89.47	100.0	100.0	664.0
Radian	1	402,984.09	8.78	429,613	429,613	5.000	4.750	2.250	10.000	54	360.0	354.0	95.00	0.0	0.0	623.0
Total:	8	4,592,187.31	100.00	579,595	4,636,763	5.829	5.534	2.380	10.829	55	360.0	355.1	89.44	30.6	30.6	708.2

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

251 records

POOL2

Documentation Level	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Full Documentation	144	87,638,230.51	58.36	612,867	88,252,817	5.870	5.578	2.254	10.882	58	360.0	357.6	73.00	21.5	80.5	728.9
Preferred	57	31,993,803.65	21.30	561,490	32,004,911	6.197	5.947	2.252	11.197	58	360.0	358.3	76.96	7.2	89.5	742.3
Full/Alternative	25	15,414,372.13	10.26	616,675	15,416,878	5.803	5.474	2.250	10.803	55	360.0	355.1	76.28	22.7	100.0	737.0
Alternative	13	7,880,268.00	5.25	606,183	7,880,373	5.970	5.720	2.391	10.970	58	360.0	357.5	75.88	5.7	100.0	713.9
Full Asset/Stated Income	7	4,231,878.47	2.82	604,729	4,233,100	6.088	5.782	2.250	11.088	56	360.0	355.8	68.59	10.8	89.4	745.1
Simply Signature	5	3,022,138.09	2.01	630,350	3,151,750	5.641	5.391	2.250	10.641	54	360.0	353.7	72.62	30.9	53.9	749.1
Total:	251	150,180,690.85	100.00	601,354	150,939,829	5.939	5.655	2.260	10.947	57	360.0	357.4	74.20	17.6	85.1	732.7

Purpose	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Purchase	175	104,459,229.09	69.56	600,611	105,106,901	5.914	5.630	2.254	10.924	57	360.0	357.4	76.78	0.0	86.6	738.3
Cash-out Refinance	46	26,473,921.79	17.63	577,163	26,549,500	5.968	5.674	2.260	10.968	57	360.0	357.2	67.09	100.0	76.4	712.1
Rate/Term Refinance	30	19,247,539.97	12.82	642,781	19,283,428	6.037	5.765	2.294	11.037	58	360.0	357.6	70.01	0.0	89.4	731.0
Total:	251	150,180,690.85	100.00	601,354	150,939,829	5.939	5.655	2.260	10.947	57	360.0	357.4	74.20	17.6	85.1	732.7

Occupancy	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Primary Residence	224	135,011,985.24	89.90	604,570	135,423,724	5.930	5.643	2.260	10.933	57	360.0	357.5	74.02	19.3	84.5	732.3
Second Home	27	15,168,705.61	10.10	574,671	15,516,105	6.023	5.762	2.260	11.064	56	360.0	356.4	75.85	3.0	91.2	735.8
Total:	251	150,180,690.85	100.00	601,354	150,939,829	5.939	5.655	2.260	10.947	57	360.0	357.4	74.20	17.6	85.1	732.7

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

251 records

POOL2

Property Type	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Single Family Residence	132	81,510,079.14	54.27	619,753	81,807,340	5.938	5.654	2.255	10.943	57	360.0	357.2	71.89	25.3	81.0	733.1
Planned unit developments	83	49,449,525.23	32.93	600,122	49,810,089	5.943	5.658	2.274	10.943	58	360.0	357.6	76.88	8.5	88.4	732.0
Condo	34	17,671,080.88	11.77	522,681	17,771,150	5.904	5.617	2.246	10.939	57	360.0	357.3	77.71	5.5	97.5	732.7
Two- to four-family	2	1,550,005.60	1.03	775,625	1,551,250	6.304	6.054	2.250	11.304	58	360.0	357.6	70.24	43.1	56.9	729.7
Total:	251	150,180,690.85	100.00	601,354	150,939,829	5.939	5.655	2.260	10.947	57	360.0	357.4	74.20	17.6	85.1	732.7

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

251 records

POOL2

Geographic Distribution by Balance	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
California	107	62,723,591.98	41.77	588,122	62,929,021	5.990	5.720	2.251	10.990	58	360.0	357.6	75.39	15.7	90.0	729.4
Florida	24	13,436,506.72	8.95	560,002	13,440,048	5.962	5.660	2.250	10.962	56	360.0	356.4	75.60	12.9	79.9	736.4
Virginia	21	11,511,174.96	7.66	548,265	11,513,560	5.950	5.659	2.250	10.950	58	360.0	358.0	75.01	28.6	90.9	730.9
New Jersey	11	7,542,204.05	5.02	687,209	7,559,300	6.018	5.704	2.314	11.099	56	360.0	356.2	71.50	26.2	58.3	724.2
Maryland	13	7,464,617.00	4.97	574,201	7,464,617	5.990	5.716	2.250	10.990	58	360.0	357.7	71.34	0.0	100.0	751.2
New York	8	5,401,035.44	3.60	683,214	5,465,713	5.775	5.505	2.231	10.862	57	360.0	356.9	71.52	34.9	82.7	734.3
Connecticut	5	4,559,457.45	3.04	911,990	4,559,950	5.709	5.380	2.180	10.709	58	360.0	357.8	72.86	27.2	90.1	715.1
Nevada	5	4,045,438.51	2.69	816,155	4,080,777	5.913	5.616	2.250	10.913	58	360.0	357.7	68.67	0.0	100.0	720.1
Texas	5	3,501,420.02	2.33	716,753	3,583,763	5.462	5.169	2.250	10.462	57	360.0	357.2	79.49	0.0	46.6	766.6
Arizona	7	3,433,176.50	2.29	489,887	3,429,208	6.166	5.881	2.250	11.166	58	360.0	358.3	72.66	19.1	66.3	760.4
Massachusetts	6	3,265,549.48	2.17	554,517	3,327,100	5.713	5.443	2.250	10.713	57	360.0	357.4	75.14	13.5	60.1	702.0
Illinois	5	2,966,950.00	1.98	593,390	2,966,950	6.030	5.717	2.250	11.030	58	360.0	358.2	72.59	36.5	83.2	716.4
Colorado	3	2,428,151.00	1.62	809,384	2,428,151	5.744	5.393	2.250	10.744	57	360.0	357.1	76.41	0.0	100.0	752.1
North Carolina	3	1,767,859.96	1.18	605,054	1,815,163	5.220	4.901	2.250	10.220	58	360.0	357.7	59.17	0.0	44.9	725.4
Georgia	2	1,660,000.00	1.11	830,000	1,660,000	5.724	5.474	2.250	10.724	55	360.0	354.7	80.00	34.9	100.0	734.8
Washington	3	1,530,384.55	1.02	510,133	1,530,400	5.875	5.586	2.250	10.875	57	360.0	357.3	80.00	31.3	100.0	777.4
Utah	2	1,528,000.00	1.02	764,000	1,528,000	6.125	5.875	2.250	11.125	58	360.0	357.6	68.99	0.0	100.0	744.7
Alabama	2	1,250,114.66	0.83	643,000	1,286,000	5.435	5.185	2.250	10.435	52	360.0	352.0	70.75	0.0	100.0	759.0
Missouri	2	1,127,213.00	0.75	563,607	1,127,213	6.141	5.891	2.250	11.141	58	360.0	358.3	55.72	56.6	100.0	714.4
Pennsylvania	2	1,093,350.00	0.73	546,675	1,093,350	5.972	5.649	2.250	10.972	58	360.0	357.8	72.56	41.2	100.0	735.5
South Carolina	2	975,300.00	0.65	487,650	975,300	5.702	5.452	2.250	10.702	58	360.0	358.5	74.87	0.0	100.0	726.8
Oregon	2	905,383.18	0.60	455,750	911,500	6.242	5.762	2.543	11.242	58	360.0	358.0	80.52	46.9	100.0	722.4
Idaho	1	799,184.37	0.53	800,000	800,000	5.875	5.625	2.250	10.875	58	360.0	358.0	80.00	0.0	0.0	766.0
Hawaii	1	738,715.42	0.49	738,715	738,715	6.375	6.125	3.750	11.375	56	360.0	356.0	69.69	0.0	100.0	670.0
District of Columbia	1	668,755.60	0.45	670,000	670,000	6.375	6.125	2.250	11.375	57	360.0	357.0	63.96	100.0	0.0	736.0
Louisiana	1	613,280.00	0.41	613,280	613,280	6.375	6.125	2.250	11.375	59	360.0	359.0	80.00	0.0	100.0	731.0
Maine	1	566,550.00	0.38	566,550	566,550	5.920	5.545	2.250	10.920	58	360.0	358.0	59.95	100.0	100.0	715.0
Delaware	1	520,000.00	0.35	520,000	520,000	6.375	6.125	2.250	11.375	59	360.0	359.0	80.00	100.0	0.0	767.0
Tennessee	1	509,800.00	0.34	511,000	511,000	5.875	5.500	2.250	10.875	56	360.0	356.0	73.00	0.0	100.0	769.0
Minnesota	1	506,332.00	0.34	506,400	506,400	6.000	5.750	2.250	11.000	58	360.0	358.0	80.00	0.0	100.0	759.0
Montana	1	476,000.00	0.32	476,000	476,000	6.250	6.000	2.250	11.250	59	360.0	359.0	80.00	0.0	100.0	770.0
Nebraska	1	422,694.58	0.28	422,800	422,800	5.750	5.500	2.250	10.750	58	360.0	358.0	80.00	0.0	100.0	698.0
Vermont	1	242,500.41	0.16	440,000	440,000	5.875	5.500	2.250	10.875	55	360.0	355.0	80.00	0.0	100.0	755.0
Total:	251	150,180,690.85	100.00	601,354	150,939,829	5.939	5.655	2.260	10.947	57	360.0	357.4	74.20	17.6	85.1	732.7
Number of States Represented: 33

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

251 records

POOL2

FICO Score	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
<= 619	3	2,050,733.38	1.37	696,667	2,090,000	5.511	5.174	2.250	10.511	57	360.0	356.9	61.77	34.9	100.0	619.0
620 to 644	5	2,724,311.02	1.81	557,523	2,787,613	5.756	5.506	2.250	10.756	55	360.0	354.9	76.26	38.9	85.2	634.2
645 to 669	13	7,395,751.84	4.92	571,854	7,434,100	5.891	5.580	2.286	10.891	57	360.0	357.4	76.05	34.7	86.1	661.4
670 to 694	26	15,548,984.65	10.35	600,661	15,617,189	5.949	5.667	2.325	11.018	57	360.0	357.1	73.50	41.6	96.8	682.7
695 to 719	47	28,460,503.43	18.95	607,315	28,543,797	5.911	5.626	2.239	10.911	57	360.0	357.3	74.71	18.3	80.9	707.6
720 to 744	56	32,982,654.99	21.96	590,834	33,086,719	5.980	5.703	2.262	10.980	57	360.0	357.2	74.21	10.1	77.5	730.2
745 to 769	56	33,398,339.43	22.24	601,713	33,695,914	6.013	5.745	2.250	11.013	58	360.0	357.8	73.09	16.4	85.0	758.0
770 to 794	25	15,524,837.90	10.34	623,546	15,588,653	5.900	5.602	2.250	10.900	57	360.0	357.4	74.14	6.7	91.1	779.2
795 to 819	19	11,487,389.64	7.65	604,665	11,488,644	5.874	5.558	2.250	10.874	58	360.0	357.9	77.45	5.2	90.2	802.9
845 to 869	1	607,184.55	0.40	607,200	607,200	5.875	5.625	2.250	10.875	57	360.0	357.0	80.00	0.0	100.0	850.0
Total:	251	150,180,690.85	100.00	601,354	150,939,829	5.939	5.655	2.260	10.947	57	360.0	357.4	74.20	17.6	85.1	732.7
Minimum: 619
Maximum: 850
Weighted Average: 732.7

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.